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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549



                                   FORM  8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported): September 24, 1996




                               APACHE CORPORATION
             (Exact name of registrant as specified in its charter)




DELAWARE                                 1-4300                       41-0747868
(State or other jurisdiction          (Commission               (I.R.S. Employer
of incorporation)                     File Number)        Identification Number)




                            2000 POST OAK BOULEVARD
                                   SUITE 100
                           HOUSTON, TEXAS  77056-4400
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (713) 296-6000


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ITEM 5.  OTHER EVENTS

         CAUTIONARY STATEMENT WITH RESPECT TO FORWARD-LOOKING INFORMATION

         Apache Corporation and its subsidiaries and affiliates (collectively, the "Company"), from time to time, issues written and/or oral statements that may contain forward-looking information, including projections, estimates, forecasts, plans and objectives. In considering such statements, the investment community should be aware of the following risk factors to which the Company has been subject in the past, is currently and may in the future be subject and which could materially adversely affect the performance of the Company. The Company also cautions the investment community that such statements and information are based on management's beliefs as well as on assumptions made by and information currently available to management. When used in such statements, the words "project," "anticipate," "intend," "plan," "believe," "estimate" and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions.

         As required by and in reliance upon the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "Act"), as set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, the Company identifies the following factors that could cause the Company's future results (including net earnings and cash flow and oil and gas reserves and production) and stockholder values to differ materially from those expressed in any forward-looking statements made by or on behalf of the Company.

    1.       Reserves; Rates of Production; Development Expenditures; Cash Flow.

                          (a) Generally. There are numerous uncertainties inherent in estimating quantities of oil and natural gas reserves of any category and in projecting future rates of production and timing of development expenditures which underlie such reserve estimates, including many factors beyond the control of the Company. Reserve data represents only estimates. In addition, the estimates of future net cash flows from proved reserves of the Company and the present value thereof are based upon various assumptions about future production levels, prices and costs that may prove to be incorrect over time (see below). Any significant variance from the assumptions could result in the actual quantity of the Company's reserves and future net cash flows therefrom being materially different from the estimates. In addition, the Company's estimated reserves may be subject to downward or upward revision based upon production history, results of future exploration and development, prevailing oil and gas prices, operating and development costs and other factors. The rate of production from oil and gas properties declines as reserves are depleted. Except to the extent that the Company acquires additional properties containing proved reserves, conducts successful exploration and development activities or, through engineering studies, identifies additional behind-pipe zones or secondary recovery reserves, the proved reserves of the Company will decline materially as reserves are produced. Future oil and gas production




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         is, therefore, highly dependent upon the Company's level of success in acquiring or finding additional reserves.

                          (b) Proved Reserves; Ceiling Test. The Company's proved reserve estimates are based upon the Company's analysis of oil and gas reserves which meet the definition of "proved" under the Securities and Exchange Commission ("SEC") rules. The Company periodically reviews the carrying value of its oil and gas properties under the full cost accounting rules of the SEC. Under such rules, capitalized costs of oil and gas properties on a country-by-country basis may not exceed the present value of estimated future net cash flows from proved reserves, discounted at 10%, plus the lower of cost or fair market value of unproved properties as adjusted for related tax effects. At the end of each fiscal quarter, the test is applied using unescalated prices in effect at the applicable time and may result in a write-down if the "ceiling" is exceeded, even if prices decline for only a short period of time. A deterioration of oil or gas prices could result in the Company recording a noncash charge to earnings related to its oil and gas properties at the end of a fiscal quarter or year. The SEC's rules permit the exclusion of capitalized costs and present value of recently acquired properties in performing ceiling test calculations. Pursuant to these rules, the Company occasionally requests and receives from the SEC one-year waivers with respect to recently acquired properties. Under these waivers, if the ceiling is exceeded, the Company is permitted to perform an additional ceiling test calculation excluding the capitalized costs and present value of recently acquired properties and is only required to record a write-down of carrying value if the ceiling is still exceeded. If a write-down is required, it would result in a one-time charge to earnings but would not impact net cash flow from operating activities.

                 2. Prices. The Company continually analyzes, forecasts and updates its estimates of energy prices for its internal use in planning, budgeting, and valuation and reserve estimates. The Company's future financial condition and results of operations will depend upon the prices received for the Company's oil and natural gas production and the costs of acquiring, finding, developing and producing reserves. Prices for oil and natural gas are subject to fluctuations in response to relatively minor changes in supply, market uncertainty and a variety of additional factors that are beyond the control of the Company. These factors include worldwide political instability (especially in the Middle East and other oil-producing regions), the foreign supply of oil and gas, the price of foreign imports, the level of consumer product demand, government regulations and taxes, the price and availability of alternative fuels and the overall economic environment. A substantial or extended decline in oil and gas prices would have a material adverse effect on the Company's financial position, results of operations, quantities of oil and gas that may be economically produced and access to capital. In addition, the sale of the Company's oil and gas production depends upon a number of factors beyond the Company's control, including the availability and capacity of transportation and processing facilities. Oil and natural gas prices have historically been and are likely to continue to be volatile. Such volatility makes it difficult to estimate the value of producing properties in acquisitions and to budget and project the return on exploration and development projects involving the Company's oil and gas




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         properties.  In addition, unusually volatile prices often disrupt the market for oil and gas properties, as buyers and sellers have more difficulty agreeing on the purchase price of properties.

                 3. Hedging. The Company engages in hedging activities with respect to some of its projected oil and gas production through a variety of financial arrangements designed to protect against price declines, including swaps, collars and futures agreements. To the extent that the Company engages in such activities, it may be prevented from realizing the benefits of price increases above the levels of the hedges. In addition, the Company is subject to basis risk when it engages in hedging transactions, particularly where transportation constraints restrict the Company's ability to deliver oil and gas volumes to the delivery point to which the hedging transaction is indexed.

                 4. Acquisition Risks. The Company intends to continue acquiring oil and gas properties. Although the Company performs a review of the acquired properties that it believes is consistent with industry practices, such reviews are inherently incomplete. It generally is not feasible to review in depth every individual property involved in each acquisition. Ordinarily, the Company will focus its review efforts on the higher-value properties and will sample the remainder. However, even a detailed review of records and properties may not necessarily reveal existing or potential problems, nor will it permit a buyer to become sufficiently familiar with the properties to assess fully their deficiencies and potential. Inspections may not always be performed on every well, and environmental problems, such as ground water contamination, are not necessarily observable even when an inspection is undertaken. Even when problems are identified, the Company often assumes certain environmental and other risks and liabilities in connection with acquired properties. There are numerous uncertainties inherent in estimating quantities of proved oil and gas reserves and actual future production rates and associated costs with respect to acquired properties, and actual results may vary substantially from those assumed in the estimates (see above). In addition, there can be no assurance that acquisitions will not have an adverse effect upon the Company's operating results, particularly during the periods in which the operations of acquired businesses are being integrated into the Company's ongoing operations.

                 5. Operating Risks; Insurance. Exploration for and production of oil and natural gas can be hazardous, involving unforeseen occurrences such as blowouts, cratering, fires and loss of well control, which can result in damage to or destruction of wells or production facilities, injury to persons, loss of life or damage to property or the environment. The Company maintains insurance against certain losses or liabilities arising from its operations in accordance with customary industry practices and in amounts that management believes to be prudent. However, insurance is not available to the Company against all operational risks, and the occurrence of a significant event that is not fully insured could have a material adverse effect on the Company's financial position and results of operations.





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                 6.       Competition.  The oil and gas industry is highly
         competitive. As an independent oil and gas company, the Company frequently competes for reserve acquisitions, exploration leases, licenses, concessions and marketing agreements against companies having substantially larger financial and other resources than the Company possesses. To the extent the Company's capital budget is lower than that of certain of its competitors, the Company may be disadvantaged in effectively competing for certain reserves, leases, licenses and concessions.

                 7.       Government Regulations.

                          (a) Generally. The Company's oil and gas exploration, development production and marketing operations are regulated extensively at U.S. federal, state and local levels, as well as by other countries in which the Company does business. Such laws and regulations govern a wide variety of matters. For example, most states in which the Company operates regulate the quantities of natural gas that may be produced from wells within their borders to prevent waste in the production of natural gas and to protect the correlative rights of competing interest owners. It is impossible at this time to determine what changes may occur with respect to such regulations and what effect, if any, such changes may have on the Company and the natural gas industry as a whole.

                          (b) Environmental. As an owner and operator of oil and gas properties, the Company is also subject to various federal, state, local and foreign country environmental regulations, including air and water quality control laws. These laws and regulations may, among other things, impose liability on the lessee under an oil and gas lease for the cost of pollution cleanup resulting from operations, subject the lessee to liability for pollution damages, require suspension or cessation of operations in affected areas and impose restrictions on the injection of liquids into subsurface aquifers that may contaminate groundwater. Although the Company believes that it is in substantial compliance with existing applicable environmental laws and regulations, there can be no assurance that substantial costs for compliance will not be incurred in the future. Moreover, it is possible that other developments, such as stricter environmental laws, regulations and enforcement policies thereunder, could result in additional, presently unquantifiable, costs or liabilities to the Company.

                 8. Title to Interests. The Company believes that its title to various oil and gas interests is satisfactory and consistent with standards generally accepted in the oil and gas industry, subject only to exceptions which do not detract substantially from the value of the interests or materially interfere with their use in the Company's operations. The interests owned by the Company may be subject to one or more royalty, overriding royalty and other outstanding interests customary in the industry. The interests may additionally be subject to obligations or duties under applicable laws, ordinances, rules, regulations and orders of arbitral or governmental authorities. In addition, the interests may be subject to burdens such as net profits interests, liens incident to operating agreements and current taxes, development obligations under oil and gas leases and other encumbrances, easements and restrictions, none of which currently detract substantially





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         from the value of the interests or materially interfere with their use in the Company's operations.

                 9. General Economic Conditions. Virtually all of the Company's operations are subject to the risks and uncertainties of general economic conditions (domestically, in specific regions of the United States and Canada, and internationally), the outcome of pending and/or potential legal or regulatory proceedings, changes in environmental, tax, labor and other laws and regulations to which the Company is subject, and the condition of the capital markets utilized by the Company to finance its operations.

                 10. Risks of Non-U.S. Operations. The Company's non-U.S. oil and natural gas exploration, development and production activities are subject to political and economic uncertainties (including but not limited to changes, sometimes frequent or marked, in governmental energy policies or the personnel administering them), expropriation of property, cancellation or modification of contract rights, foreign exchange restrictions, currency fluctuations, royalty and tax increases and other risks arising out of foreign governmental sovereignty over the areas in which the Company's operations are conducted, as well as risks of loss due to civil strife, acts of war, guerrilla activities and insurrection. These risks may be higher in the developing countries in which the Company conducts such activities. Consequently, the Company's non-U.S. exploration, development and production activities may be substantially affected by factors beyond the Company's control, any of which could materially adversely affect the Company's performance. Furthermore, in the event of a dispute arising from non-U.S. operations, the Company may be subject to the exclusive jurisdiction of courts outside the U.S. or may not be successful in subjecting non-U.S. persons to the jurisdiction of courts in the U.S., which could adversely affect the outcome of such dispute.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                      APACHE CORPORATION



Date:    September 24, 1996           /s/ Z. S. KOBIASHVILI
                                      ------------------------------------------
                                      Z. S. Kobiashvili
                                      Vice President and General Counsel